CREDIT SUISSE WARBURG PINCUS FUNDS

CREDIT SUISSE / ASSET MANAGEMENT

                                   SEMIANNUAL
                                     REPORT

                                 JUNE 30, 2001
                                  (UNAUDITED)

                      CREDIT SUISSE WARBURG PINCUS TRUST--
                                VALUE PORTFOLIO






Credit Suisse Warburg Pincus Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Warburg Pincus Trust, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. The Trust is advised by Credit Suisse Asset Management, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE WARBURG PINCUS TRUST - VALUE PORTFOLIO
SEMIANNUAL INVESTMENT ADVISER'S REPORT
June 30, 2001 (Unaudited)

                                                                  August 2, 2001

Dear Shareholder:

   For the six months ended June 30, 2001, Credit Suisse Warburg Pincus
Trust - Value Portfolio* (the "Portfolio") had a gain of 3.31%, vs. losses of 6.70% and 2.41%, respectively, for the Standard & Poor's 500 Index** and the Standard & Poor's/BARRA Value Index.*** The Portfolio's one-year return through June 30, 2001 was 15.33%. Its since-inception (on October 31, 1997) average annual total return through June 30, 2001 was 9.45%.

   The period was a difficult one for stocks broadly, hampered by a slowing economy. Although the Federal Reserve reduced interest rates by 275 basis points over the January-through-June span, the near-to-intermediate outlook for the economy and profits remained murky, and investors were cautious. Technology and telecommunications stocks were hit hard in this environment, with many names posting large losses, despite a rally in the second half of the period.

   Against this backdrop, the Portfolio had a gain, outperforming its benchmark, which had a loss for the six months. The Portfolio was aided by its underweighting in the struggling technology sector and by good stock selection. Stocks that helped the Portfolio included certain energy, health-care, financial-services and consumer names (e.g., automobile companies). Stocks that hindered the Portfolio, in absolute terms, included its pharmaceutical holdings, though these comprised a relatively small part of the portfolio.

   In terms of general strategy, we remained focused on our bottom-up stock-selection process, striving to identify what we believe to be value among companies with healthy balance sheets and modest, yet sustainable, long-term earnings-growth prospects. Specific factors we may examine include positive catalysts such as restructurings, management changes and/or the development of new products or services.

   We made few noteworthy changes to the Portfolio during the six months in term of sector positioning. We maintained a modest overweighting in financial stocks, where a number of companies in our view could benefit from lower interest rates at the short end of the yield curve and from supportive demand for insurance and other financial products/services.

   We reduced our weighting in the energy area, based on valuation considerations and on our view that natural gas prices would begin to decline (as they indeed did late in the period). Still, we continued to see a fair amount of value in the energy segment, due to factors such as ongoing productivity

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enhancements. Our largest energy position at the end of the period was an international provider of contract drilling services specializing in deep water and "harsh environment" areas.

   Elsewhere of note, we increased our exposure to the consumer area, broadly classified, including the retail sector, where we established positions in certain specialty retailers. Less economically sensitive consumer stocks we purchased included a food company.

   We continued to have only limited exposure to the technology segment, reflecting our ongoing concerns over the group's supply/demand backdrop. Our holdings consisted of computer manufacturers that have good potential, in our view, to gain market share over time, e.g., by expanding their geographic reach. We will continue to look for buying opportunities in the technology area. One way or another, we expect that technology inventory levels might soon decline, perhaps sharply, in an industry characterized by rapid change and obsolescence.

   Going forward, the economy could remain lackluster for a spell, restraining investors' enthusiasm for stocks in general. While monetary easing, tax cuts and a downward turn in energy costs provide grounds for optimism, these forces typically need time to have a sustained positive impact on the economy and financial markets. Regardless, we believe that a carefully chosen portfolio of value stocks stands to reward investors over time, and we will continue to strive to identify companies we deem to have unrecognized worth in the marketplace.

Robert E. Rescoe              Roger W. Vogel               Richard J. Hanlon
Co-Portfolio Manager          Co-Portfolio Manager         Co-Portfolio Manager

  * Name changed from Warburg Pincus Trust - Value Portfolio effective May 1, 2001.

 ** The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

*** In light of the Portfolio's value stock emphasis, effective May 1, 2001 the Portfolio has added the Standard & Poor's/BARRA Value Index as a performance benchmark. The Standard & Poor's/BARRA Value Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have lower price-to-book ratios.

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CREDIT SUISSE WARBURG PINCUS TRUST - VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2001 (Unaudited)

                                                              NUMBER OF
                                                                SHARES         VALUE
                                                              ---------        -----
COMMON STOCKS (83.7%)
ALCOHOL (1.7%)
    Anheuser-Busch Companies, Inc.                              12,100     $   498,520

BANKS (6.2%)
    Citigroup, Inc.                                              9,800         517,832
    Comerica, Inc.                                               5,500         316,800
    FleetBoston Financial Corp.                                  8,200         323,490
    J.P. Morgan Chase & Co.                                      8,400         374,640
    Wells Fargo & Co.                                            7,500         348,225
                                                                           -----------
                                                                             1,880,987
                                                                           -----------
CHEMICALS (2.0%)
    Minnesota Mining & Manufacturing Co.                         3,000         342,300
    Rohm & Haas Co.                                              8,100         266,490
                                                                           -----------
                                                                               608,790
                                                                           -----------
CLOTHING STORES (2.5%)
    Intimate Brands, Inc.                                       28,900         435,523
    Ross Stores, Inc.                                           13,800         330,510
                                                                           -----------
                                                                               766,033
                                                                           -----------
COMPUTER HARDWARE & BUSINESS MACHINES (3.2%)
    Compaq Computer Corp.                                       21,500         333,035
    Gateway, Inc.(1)                                            19,800         325,710
    Pitney Bowes, Inc.                                           7,000         294,840
                                                                           -----------
                                                                               953,585
                                                                           -----------
DEPARTMENT STORES (1.5%)
    Federated Department Stores, Inc.(1)                        10,950         465,375
                                                                           -----------
DRUGS (3.5%)
    American Home Products Corp.                                 7,000         409,080
    Lilly (Eli) & Co.                                            3,300         244,200
    Pharmacia Corp.                                              8,527         391,816
                                                                           -----------
                                                                             1,045,096
                                                                           -----------
ELECTRICAL UTILITY (5.1%)
    Allegheny Energy, Inc.                                       6,650         320,862
    American Electric Power Co., Inc.                           10,000         461,700
    Constellation Energy Group                                   8,100         345,060
    Public Service Enterprise Group, Inc.                        8,400         410,760
                                                                           -----------
                                                                             1,538,382
                                                                           -----------
ELECTRONIC EQUIPMENT (0.9%)
    Eaton Corp.                                                  4,000         280,400
                                                                           -----------
ENERGY RESERVES & PRODUCTION (2.7%)
    BP Amoco PLC ADR                                             5,400         269,190
    Exxon Mobil Corp.                                            2,700         235,845
    Royal Dutch Petroleum Co. ADR                                5,500         320,485
                                                                           -----------
                                                                               825,520
                                                                           -----------


                See Accompanying Notes to Financial Statements.

                                                              NUMBER OF
                                                                SHARES         VALUE
                                                              ---------        -----
COMMON STOCKS (CONT'D)
FINANCIAL SERVICES (4.8%)
    Allied Capital Corp.                                        20,600     $   476,890
    Fannie Mae                                                   6,800         579,020
    Household International, Inc.                                5,700         380,190
                                                                           -----------
                                                                             1,436,100
                                                                           -----------
FOOD & BEVERAGES (4.1%)
    General Mills, Inc.                                         16,000         700,480
    Heinz (H.J.) Co.                                             8,600         351,654
    Quaker Oats Co.                                              2,100         191,625
                                                                           -----------
                                                                             1,243,759
                                                                           -----------
GAS & WATER UTILITIES (1.0%)
    El Paso Corp.                                                5,700         299,478
                                                                           -----------
GROCERY STORES (3.3%)
    Kroger Co.(1)                                               18,700         467,500
    Safeway, Inc.(1)                                            11,000         528,000
                                                                           -----------
                                                                               995,500
                                                                           -----------
HOME PRODUCTS (1.2%)
    Clorox Co.                                                  10,400         352,040
                                                                           -----------
INDUSTRIAL PARTS (6.5%)
    American Standard Companies, Inc.(1)                        12,300         739,230
    Ingersoll-Rand Co.                                           8,200         337,840
    ITT Industries, Inc.                                         9,300         411,525
    Textron, Inc.                                                2,600         143,104
    Tyco International, Ltd.                                     6,200         337,900
                                                                           -----------
                                                                             1,969,599
                                                                           -----------
INFORMATION SERVICES (0.8%)
    Convergys Corp.(1)                                           8,100         245,025
                                                                           -----------
LIFE & HEALTH INSURANCE (1.0%)
    American General Corp.                                       6,200         287,990
                                                                           -----------
MEDIA (1.4%)
    Comcast Corp. Special Class A(1)                            10,000         434,000
                                                                           -----------
MEDICAL PRODUCTS & SUPPLIES (5.3%)
    Abbott Laboratories                                         12,200         585,722
    Baxter International, Inc.                                  11,500         563,500
    Becton, Dickinson & Co.                                     13,000         465,270
                                                                           -----------
                                                                             1,614,492
                                                                           -----------
MINING & METALS (1.0%)
    Harsco Corp.                                                10,700         290,291
                                                                           -----------
MOTOR VEHICLES & PARTS (5.7%)
    Ford Motor Co.                                              12,432         305,206
    Johnson Controls, Inc.                                       5,800         420,326
    Lear Corp.(1)                                               10,500         366,450
    Navistar International Corp.(1)                             11,900         334,747
    Visteon Corp.                                               16,783         308,472
                                                                           -----------
                                                                             1,735,201
                                                                           -----------


                See Accompanying Notes to Financial Statements.

                                                              NUMBER OF
                                                                SHARES         VALUE
                                                              ---------        -----
COMMON STOCKS (CONT'D)
OIL REFINING (0.8%)
    Conoco, Inc. Class B                                         8,500     $   245,650
                                                                           -----------
OIL SERVICES (2.8%)
    Cooper Cameron Corp.(1)                                      4,000         223,200
    FMC Technologies, Inc(1)                                     4,000          82,600
    Transocean Sedco Forex, Inc.                                13,250         546,562
                                                                           -----------
                                                                               852,362
                                                                           -----------
PROPERTY & CASUALTY INSURANCE (2.8%)
    Hartford Financial Services, Inc.                            6,200         424,080
    MBIA, Inc.                                                   7,500         417,600
                                                                           -----------
                                                                               841,680
                                                                           -----------
PUBLISHING (2.6%)
    Knight-Ridder, Inc.                                          6,300         373,590
    Reader's Digest Association, Inc. Class A                   13,900         399,625
                                                                           -----------
                                                                               773,215
                                                                           -----------
SECURITIES & ASSET MANAGEMENT (2.5%)
    Lehman Brothers Holdings, Inc.                               4,200         326,550
    Stilwell Financial, Inc.                                    13,100         439,636
                                                                           -----------
                                                                               766,186
                                                                           -----------
SPECIALTY RETAIL (2.3%)
    Lowe's Companies, Inc.                                       4,400         319,220
    Tiffany & Co.                                               10,000         362,200
                                                                           -----------
                                                                               681,420
                                                                           -----------
TELEPHONE (4.5%)
    BellSouth Corp.                                              8,400         338,268
    SBC Communications, Inc.                                     7,880         315,673
    Verizon Communications, Inc.                                 7,600         406,600
    WorldCom, Inc. - WorldCom Group(1)                          21,000         298,200
                                                                           -----------
                                                                             1,358,741
                                                                           -----------
TOTAL COMMON STOCKS (Cost $22,861,222)                                      25,285,417
                                                                           -----------
PREFERRED STOCK (0.6%)
CONVERTIBLE PREFERRED STOCK (0.6%)
   Equity Residential Properties, Series G, 7.25%, Perpetual
   Convertible (Callable 09/15/02 @ $25.91) (Cost $155,519)      7,300         184,252
                                                                           -----------
                                                                 PAR
                                                                (000)
                                                              ---------
SHORT-TERM INVESTMENT (16.2%)
State Street Bank and Trust Co. Euro Time Deposit, 3.875,
   7/2/2001 (Cost $4,883,000)                                   $4,883       4,883,000
                                                                           -----------
TOTAL INVESTMENTS (100.5%) (Cost $27,899,741(2))                            30,352,669
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.5%)                                 (163,006)
                                                                           -----------
NET ASSETS (100.0%)                                                        $30,189,663
                                                                           ===========

                             INVESTMENT ABBREVIATION
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
(1) Non-income producing security.
(2) Cost for federal income tax purposes is $27,951,086.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (Unaudited)

ASSETS
    Investments at value (Cost - $27,899,741)                            $30,352,669
    Cash                                                                         528
    Dividends and interest receivable                                         24,479
    Prepaid expenses and other assets                                          7,499
                                                                         -----------
      Total Assets                                                        30,385,175
                                                                         -----------
LIABILITIES
    Advisory fee payable                                                      16,483
    Administrative services fee payable                                        2,513
    Payable for investments purchased                                        163,853
    Accrued expenses payable                                                  12,663
                                                                         -----------
      Total Liabilities                                                      195,512
                                                                         -----------
NET ASSETS
    Capital stock, $0.001 par value                                            2,302
    Paid-in capital                                                       27,126,897
    Accumulated undistributed net investment income                          129,776
    Accumulated net realized gain from investments                           477,762
    Net unrealized appreciation from investments                           2,452,926
                                                                         -----------
      Net Assets                                                         $30,189,663
                                                                         ===========
NET ASSET VALUE
    Net assets                                                           $30,189,663
    Shares outstanding                                                     2,302,191
                                                                         -----------
    Net asset value, offering price and redemption price per share            $13.11
                                                                              ======


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - VALUE PORTFOLIO
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME
    Dividends                                                            $   195,256
    Interest                                                                  65,894
    Foreign taxes withheld                                                    (1,046)
                                                                         -----------
         Total investment income                                             260,104
                                                                         -----------
EXPENSES
    Investment advisory fees                                                  97,745
    Administrative services fees                                              24,960
    Audit fees                                                                 6,321
    Printing fees                                                              4,119
    Custodian fees                                                             2,827
    Insurance expense                                                          2,030
    Trustees fees                                                              1,381
    Legal fees                                                                 1,070
    Transfer agent fees                                                          881
    Interest expense                                                             100
    Miscellaneous fees                                                           799
                                                                         -----------
                                                                             142,233
    Less: fees waived and transfer agent offsets                             (11,905)
                                                                         -----------
         Total expenses                                                      130,328
                                                                         -----------
           Net investment income                                             129,776
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
    Net realized gain from investments                                     1,202,394
    Net change in unrealized appreciation (depreciation)
      from investments                                                      (632,675)
                                                                         -----------
    Net realized and unrealized gain from investments                        569,719
                                                                         -----------
    Net increase in net assets resulting from operations                 $   699,495
                                                                         ===========


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                                     FOR THE
                                                                                    SIX MONTHS                FOR THE
                                                                                       ENDED                 YEAR ENDED
                                                                                   JUNE 30, 2001            DECEMBER 31,
                                                                                    (UNAUDITED)                 2000
                                                                                   -------------            ------------
FROM OPERATIONS
  Net investment income                                                             $   129,776              $   247,234
  Net gain (loss) from investments                                                    1,202,394                 (662,205)
  Net change in unrealized appreciation (depreciation) from investments                (632,675)               2,352,749
                                                                                    -----------              -----------
    Net increase in net assets resulting from operations                                699,495                1,937,778
                                                                                    -----------              -----------
FROM DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                                                        0                 (247,234)
  Dividends in excess of net investment income                                                0                   (3,640)
  Distributions from net realized gains                                                       0                 (230,355)
                                                                                    -----------              -----------
    Net decrease in net assets from dividends and distributions                               0                 (481,229)
                                                                                    -----------              -----------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares                                                        9,387,934               18,104,707
  Reinvestment of dividends and distributions                                                 0                  478,949
  Net asset value of shares redeemed                                                 (3,931,602)             (16,159,601)
                                                                                    -----------              -----------
    Net increase in net assets from capital share transactions                        5,456,332                2,424,055
                                                                                    -----------              -----------
  Net increase in net assets                                                          6,155,827                3,880,604
NET ASSETS
  Beginning of period                                                                24,033,836               20,153,232
                                                                                    -----------              -----------
  End of period                                                                     $30,189,663              $24,033,836
                                                                                    ===========              ===========
UNDISTRIBUTED NET INVESTMENT INCOME                                                 $   129,776              $         0
                                                                                    ===========              ===========


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                                       FOR THE SIX
                                                       MONTHS ENDED                 FOR THE YEAR ENDED DECEMBER 31,
                                                      JUNE 30, 2001    --------------------------------------------------------
                                                       (UNAUDITED)       2000           1999             1998           1997(1)
                                                      -------------    --------       --------         --------         -------
PER-SHARE DATA
  Net asset value, beginning of period                   $ 12.69        $ 11.89        $ 11.48          $ 10.33         $10.00
                                                         -------        -------        -------          -------         ------
INVESTMENT ACTIVITIES
  Net investment income                                     0.05           0.14           0.33             0.09           0.04
  Net gain on investments
     (both realized and unrealized)                         0.37           0.92           0.38             1.16           0.35
                                                         -------        -------        -------          -------         ------
       Total from investment activities                     0.42           1.06           0.71             1.25           0.39
                                                         -------        -------        -------          -------         ------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                      0.00          (0.14)         (0.11)           (0.10)         (0.03)
  Distributions from net realized gains                     0.00          (0.12)         (0.19)            0.00           0.00
  Return of capital                                         0.00           0.00           0.00             0.00          (0.03)
                                                         -------        -------        -------          -------         ------
       Total dividends and distributions                    0.00           (.26)         (0.30)           (0.10)         (0.06)
                                                         -------        -------        -------          -------         ------
  Net asset value, end of period                         $ 13.11        $ 12.69        $ 11.89          $ 11.48         $10.33
                                                         =======        =======        =======          =======         ======
       Total return                                         3.31%(2)       8.91%          6.24%           12.13%          3.89%(2)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                 $30,190        $24,034        $20,153          $14,381         $1,993
     Ratio of expenses to average net assets(3)             1.00%          1.02%          1.01%            1.00%          1.00%(4)
     Ratio of net investment income to average
       net assets                                           1.00%(4)       1.11%          0.91%            1.11%          2.08%(4)
     Decrease reflected in above operating expense
  ratio due to waivers/reimbursements                       0.09%(4)       0.27%          0.34%            1.22%          9.37%(4)
Portfolio turnover rate                                    24.69%         76.79%        102.13%           57.93%         64.38%

--------------------------------------------------------------------------------
(1)  For the period October 31, 1997 (inception date) through December 31, 1997.
(2)  Non-annualized.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00%, .02%, .01%, .00% and .00% for the six months ended June 30, 2001 and for each of the years or period ended December 31, 2000, 1999, 1998, and the period ended 1997, respectively. The Portfolio's operating expense ratio after reflecting these arrangements was 1.00% for the six months ended June 30, 2001 and for each of the years or period ended December 31, 2000, 1999, 1998 and the period ended 1997.
(4)  Annualized.


                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2001 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Warburg Pincus Trust, formerly Warburg Pincus Trust (the "Trust"), a Massachusetts business trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers seven managed investment funds of which one, the Value Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital and income. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) REPURCHASE AGREEMENTS -- Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolio, along with other Funds advised by Credit Suisse Asset Management, LLC ("CSAM"), the Portfolio's investment adviser, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolio's custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group, serves as investment adviser for the Portfolio. For its investment advisory services, CSAM receives a fee from the Portfolio at an annual rate of 0.75% of the Portfolio's average daily net assets. For the six months ended June 30, 2001, investment advisory fees earned and voluntary waivers were 97,745 and 11,310, respectively.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, Inc., serve as co-administrators to the Portfolio. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the six months ended June 30, 2001, administrative services fees earned by CSAMSI were $13,033.

   For its administrative services through February 4, 2001, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                   ANNUAL RATE
           ------------------------        ---------------------------------
           First $500 million              .100% of average daily net assets
           Next $1 billion                 .080% of average daily net assets
           Over $1.5 billion               .060% of average daily net assets

   Effective February 5, 2001 for its administrative services , PFPC receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

           AVERAGE DAILY NET ASSETS                   ANNUAL RATE
           ------------------------        ---------------------------------
           First $500 million              .075% of average daily net assets
           Next $1 billion                 .065% of average daily net assets
           Over $1.5 billion               .055% of average daily net assets

   For the six months ended June 30, 2001, administrative service fees earned by PFPC (including out-of-pocket expenses) were $11,927.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   The Portfolio has an arrangement with its transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of its transfer agent expense. For the six months ended June 30, 2001, the Portfolio received credits or reimbursements of $595 under this arrangement.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing services. For the six months ended June 30, 2001, Merrill was paid $35 for its services by the Portfolio.

NOTE 3. LINE OF CREDIT

   Through June 19, 2001, the Portfolio, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of
 .075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus .50%. During the period January 1, 2001 through June 19, 2001, the Portfolio had no borrowings under the Prior Credit Facility.

   Effective June 20, 2001, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the New Prior Credit Facility, which is allocated among the New Participating Funds in such manner as was determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility. During the period June 20, 2001 through June 30, 2001, the Portfolio had no borrowings under the New Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the six months ended June 30, 2001, purchases and sales of investment securities (excluding short-term investments) were $8,993.011 and $5,823,523, respectively.

   At June 30, 2001, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was $3,426,276 and $(1,024,693), respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share. Transactions in shares of the Portfolio were as follows:

                                             FOR THE SIX MONTHS ENDED            FOR THE YEAR ENDED
                                             JUNE 30, 2001 (UNAUDITED)            DECEMBER 31, 2000
                                             -------------------------           ------------------
Shares sold                                            712,773                        1,537,617
Shares issued on reinvestment of
  dividends and distributions                                0                           37,742
Shares redeemed                                       (305,028)                      (1,376,149)
                                                      --------                       ----------
Net increase                                           407,745                          199,210
                                                      ========                       ==========

                       CREDIT SUISSE WARBURG PINCUS FUNDS

                        CREDIT SUISSE / ASSET MANAGEMENT



                      P.O. BOX 9030, BOSTON, MA 02205-9030
                                  800-222-8977

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRVAL-3-0601